CDC NVEST MONEY MARKET FUNDS

    Supplement dated May 1, 2003 to the Classes A, B and C Prospectus dated
          September 1, 2002, as may be supplemented from time to time

EFFECTIVE JUNE 2, 2003, THE NEW MAILING ADDRESS FOR CDC NVEST FUNDS IS:

REGULAR MAIL                               REGISTERED, EXPRESS OR CERTIFIED MAIL

CDC Nvest Funds                            CDC Nvest Funds
P.O. Box 219579                            330 West 9th Street
Kansas City, MO 64121-9579                 Kansas City, MO 64105-1514


IN THE SECTION ENTITLED "EXCHANGING SHARES," THE FOLLOWING TEXT REPLACES THE SUB-SECTION ENTITLED "SMALL ACCOUNT REDEMPTION."

SMALL ACCOUNT POLICY

The Funds assess a minimum balance fee on an annual basis for accounts that fall below the minimum amount required to establish an account, as previously described in this prospectus. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The Funds expect to begin assessing this fee in September 2003. This minimum balance fee does not apply to accounts with active investment builder and payroll deduct programs, accounts that fall below the minimum as a result of the automatic conversion from Class B shares to Class A shares, accounts held through the National Securities Clearing Corporation, or retirement accounts. In its discretion, the Fund may also close the account and send the account holder the proceeds if the account falls below the minimum amount.


                                                                      SP187-0503